                                                                   EXHIBIT 10.19

                                     COPY
                           ORIGINAL IN PRESTON GATES
                            & ELLIS CORPORATE VAULT
                                                                           No. 5

NEITHER THE SECURITY EVIDENCED BY THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES ACT (COLLECTIVELY, THE "SECURITIES LAWS"). THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, OFFERED FOR SALE, OR OTHERWISE TRANSFERRED UNLESS SALE OR TRANSFER (I) IS REGISTERED UNDER THE SECURITIES LAWS OR (II) IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES LAWS AND THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                            XACTDATA SERVICES, INC.

                              COMMON STOCK WARRANT
                              --------------------

ISSUE DATE: December 13, 1994                                             629
                                                                    Shares of
                                                                  Common Stock

     THIS IS TO CERTIFY THAT FOR SERVICES RENDERED AND OTHER GOOD AND VALUABLE CONSIDERATION, PRESTON GATES & ELLIS, a Washington general partnership including a professional service corporation (the "Holder"), is entitled to subscribe for and purchase from XACTDATA SERVICES, INC., a Washington corporation (the "Company"), Six Hundred Twenty-Nine (629) shares of the Company's common stock (the "Warrant Shares") subject to the provisions of this Warrant.

ARTICLE I. EXERCISE OF WARRANT; PURCHASE PRICE.
           ------------------------------------

     1.01.  Exercise of Warrant. Subject to the provisions of Section 1.02, the
            -------------------
Holder may exercise this Warrant in whole, or in part, at any time prior to the expiration date under the conditions set forth in Section 1.08. THIS WARRANT SHALL EXPIRE AT 12:00 NOON, PACIFIC TIME TEN YEARS FROM THE ISSUE DATE, (the "Expiration Date").

     1.02.   Exercise Price; Timing of Exercise. As of the Issue Date and until
             ----------------------------------
the Expiration Date, the Holder may purchase a maximum of Six Hundred Twenty-Nine (629) Warrant Shares. This Warrant is exercisable in whole or in part. The exercise price of the Warrant (the "Exercise Price") shall be paid by certified check or other immediately available funds and shall be One Dollar ($ 1.00) per share.

     1.03.   Method of Exercise. The Holder shall exercise this Warrant by
             ------------------
surrendering it at the offices of the Company at the address designated for notice purposes under Section 4.02 below, together with (i) a duly executed subscription in substantially the form of the Subscription

Notice appearing at the end of this Warrant, and (ii) a certified check or other immediately available funds payable to the Company in the amount equal to the aggregate Exercise Price for the number of Warrant Shares being purchased. In addition, Holder shall execute the Shareholders' Agreement among the shareholders of the Company as a condition of exercise of the Warrant as well as such other documents as are signed by all of the other shareholders of the Company.

     1.04.   Issuance of Share Certificates. As soon as practicable after the
             ------------------------------
Warrant has been so exercised and the Shareholders' Agreement and the other applicable documents have been signed, the Company shall issue and deliver, in such name or names as Holder may direct, a certificate or certificates for the number of Warrant Shares for which Holder subscribed. The Holder shall for all purposes be deemed to have become the holder of record of the Warrant Shares purchased on the date on which this Warrant was surrendered and the Exercise Price paid, irrespective of the date of delivery of the certificate or certificates respecting the Warrant Shares, provided that, if the date of such surrender is a date when the stock transfer books of the Company are closed, such person shall be deemed to become the holder of record at the close of business on the next succeeding date on which the stock transfer books are open. Surrendered Warrants shall be canceled by or on behalf of the Company, except that if the Warrant is exercised in part, the Company shall execute and deliver a new Warrant evidencing the right of Holder to purchase the balance of the Warrant Shares.

     1.05.   No Fractional Shares or Scrip. No fractional shares or scrip
             -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall round up the number of shares to the nearest whole share.

     1.06.   Replacement of Warrant. On receipt of evidence reasonably
             ----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver in lieu of this Warrant, a Warrant of like tenor and amount.

     1.07.   Rights of Holder. The Holder shall not be entitled to vote or
             ----------------
receive dividends or be deemed the holder of common stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company until the Warrant shall have been exercised as provided herein.

     1.08.   Restrictions on Exercise. The Holder may exercise this Warrant upon
             ------------------------
or after the happening of any of the following events:

          (a) The issuance by the Company or any of the subsidiaries of the Company of shares, options or convertible debt other than those shares included in the Company's Vested

Management ISO and the Initial Accredited Investor Offering, as these terms are defined in the Company's Shareholder Agreement, dated July 26, 1994;

          (b) The sale, exchange, pledge or hypothecation or other form of transfer of greater than fifty percent (50%) of the Company's current issued and outstanding stock;

          (c) The sale, lease, exchange, or exclusive licensing or similar disposition of all or substantially all of the Company's property and assets, or the property and assets of any subsidiary of the Company, not in the regular course of business;

          (d) The merger, consolidation or exchange of shares of the Company or any of its subsidiaries with another foreign or domestic corporation;

          (e) The filing of a bankruptcy petition involving the Company or any of its subsidiaries, and if an involuntary petition, if the petition is not dismissed within 90 days, or other proceeding for receivership, dissolution or cessation of business of the company; or

          (f) Any act or acts which would cause the business of the Company to be wound up and the Company dissolved.

ARTICLE 2.   TRANSFER OF THE WARRANT.
             -----------------------

     2.01.   Transfer. This Warrant may be transferred or assigned to an
             --------
"Accredited Investor", as this term is defined under Regulation D promulgated pursuant to the Securities Act of 1933, as amended. In the event this Warrant hereunder is to be transferred or assigned, first the Company and then its existing shareholders shall have the right to acquire this Warrant on the same terms and conditions of the proposed transfer or assignment. This right of first refusal must be exercised by the Company within fifteen (15) days of notice from the Holder and by the existing shareholders within fifteen (15) days of the waiver or exercise of this right by the Company. Any securities purchased upon exercise of this Warrant will be subject to the restrictions on transfer in the Shareholders' Agreement. Further, such securities may not be transferred unless
(a) such transfer is registered under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities or blue sky laws or
(b) the Company has received a legal opinion reasonably satisfactory to the Company to the effect that the transfer is exempt from the prospectus delivery and registration requirements of the Securities Act and any applicable state securities or blue sky laws.

     2.02.   Legend. A legend setting forth or referring to the above
             ------
restrictions shall be placed on this Warrant, any replacement hereof and any certificate representing a security issued pursuant to the exercise hereof and a stop transfer restriction or order shall be placed on the books of the Company and with any transfer agent until such securities may be legally sold or otherwise transferred. In addition, the certificates that represent shares of common stock of the Company also have been issued with and have endorsed upon them a legend substantially as follows:

     SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS UNDER A SHAREHOLDER AGREEMENT DATED JULY 26, 1994, A COPY OF WHICH IS ON FILE WITH THE CORPORATION AND AVAILABLE FOR INSPECTION UPON REQUEST.

ARTICLE 3.   PROVISIONS FOR PROTECTION OF THE HOLDER.
             ----------------------------------------

     3.01.   Reservation of Shares. The Company shall at all times reserve such
             ---------------------
number of shares of its authorized but unissued common stock as necessary to permit the exercise of the Warrant for of all of the Warrant Shares. If at any time an insufficient number of shares is authorized for such purpose, the Company will take such action as, in the opinion of its counsel, may be necessary to increase its authorized but unissued common stock to such number of shares as shall be sufficient for such purpose.

     3.02.   Compliance with Securities Laws. Neither this Warrant nor the
             -------------------------------
Warrant Shares have been registered under the Securities Act or any state securities laws. This Warrant has been acquired for investment purposes and not with a view to distribution or resale.

     3.03.  Adjustment for Stock Splits. In case the Company shall (a) pay a
            ---------------------------
dividend in or make a distribution in shares of its common stock or other shares of the Company, (b) subdivide its outstanding shares of common stock, or (c) issue by reclassification of its shares of common stock any other shares of any other stock of the Company, the number of Warrant Shares shall be adjusted so that Holder shall be entitled to receive the number of shares of the Company which it would have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the record date for such dividend or the effective date of such subdivision or reclassification. No adjustment in the number of Warrant Shares shall be required unless such adjustment would require an increase in the Warrant Shares of at least 1/4 of 1%; provided, however, that any adjustments which are not required to be made by reason of this sentence shall be carried forward and taken into account in any subsequent adjustment. Determinations made by the Company's Board of Directors in good faith on any adjustment pursuant to this section shall be final and binding, absent manifest error.

     3.04.   Merger. In case the Company or any successor company shall
             ------
consolidate or merge with, or convey all or substantially all its property and assets to, any other entity or person, provision shall be made in the charter of the resulting or surviving corporation or otherwise for the protection of the conversion rights of the Warrant, as nearly equivalent as practicable, into any such other shares of stock and other securities and property deliverable upon conversion of the shares of common stock into which the Warrant may have been exercised immediately prior to such event, subject to the exercisability of additional Warrant Shares pursuant to Section 1.02.

ARTICLE 4.   MISCELLANEOUS PROVISIONS.
             -------------------------

     4.01.   Applicable Law.  This Warrant shall be governed by and construed in
             --------------
accordance with the laws of the State of Washington.

     4.02.   Notices.  Any notice or other document required or permitted to be
             -------
given in connection with this Warrant shall be sufficiently given if sent by first class mail, postage prepaid, addressed to the Company as follows:

             XactData Services, Inc,
             4850 Columbia Center
             701 Fifth Avenue
             Seattle, WA 98104

(until notice of another address is given in writing by the Company to the Holder of this Warrant) and to the Holder at the last address shown on the books of the Company or its transfer agent maintained for the registry and transfer of Warrants.

     4.03.   Successors.  All covenants and provisions of this Warrant by or for
             ----------
the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns.

     4.04.   Benefits of this Warrant.  Nothing in this Warrant shall be
             ------------------------
construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or claim under this Warrant.

     4.05.   Headings. The headings used herein are for convenience only, are
             --------
not a part of this Warrant and shall not affect the interpretation hereof.

     4.06.   Day Not A Business Day.  If the day on or before which any action
             ----------------------
that would otherwise be required to be taken hereunder is not a day on which banks are required to be open in the cities of Seattle, Washington ("Business Day"), that action will be required to be taken on or before the requisite time on the next succeeding day that is a Business Day.

                                    XACTDATA SERVICES, INC., a
                                    Washington Corporation

                                          [illegible]
                                    By _________________________
                                          [illegible]
                                      Its_______________________


        [illegible]
ATTEST:___________________

                  (FORM OF SUBSCRIPTION NOTICE TO BE EXECUTED
                           UPON EXERCISE OF WARRANT)

                              SUBSCRIPTION NOTICE
                              -------------------

      The undersigned, the registered holder of Warrant No.__ (the "Warrant"), issued by XactData Services, Inc. (hereby (1) irrevocably subscribes for ______ shares of common stock which the undersigned is entitled to purchase under the terms and conditions of the Warrant, (2) makes payment of $_____ in full [by certified check/by ______ ] therefor as called for by the Warrant, and (3) directs that the certificates for such shares of common stock issuable upon exercise of the Warrant be issued in the name of and delivered to ___________________ whose address is _______________________.


                                    _____________________________
                                    (Name)

                                    _____________________________
                                    (Address)

SIGNATURE:
__________________________

Dated:______________, 199 __

_______________________________________________________________________________

     NOTICE: The signature on this Subscription Notice must correspond with the name as written upon the face of the Warrant, or upon an assignment form attached hereto.
                                      -6-